UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 11, 2004

                                ----------------

                       SOVEREIGN SPECIALTY CHEMICALS, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                       333-39373              36-4176637
 (State or other jurisdiction of    (Commission File Number)    (I.R.S. Employer
  incorporation or organization)                             Identification No.)

225 W. Washington St. - Ste. 1450, Chicago, IL                        60606
(Address of principal executive offices)                            (Zip Code)


                                 (312) 419-7100
              (Registrant's telephone number, including area code)

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR240.13e-4(c))

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Item 8.01.  Other Events.

On November 11, 2004, the Company issued a press release announcing the operating results for the third quarter of 2004. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.

99.1              Press Release dated November 11, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SOVEREIGN SPECIALTY CHEMICALS, INC.
                                     (registrant)

Dated:  November 11, 2004        By:  /s/ Terry D. Smith
                                      ------------------------------------------
                                      Terry D. Smith
                                      Vice President and Chief Financial Officer